Exhibit (m):  Calculations of Illustrations for VUL-NY

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker,
Face: $200,000, Premium: $2,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,751.94
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $7,125.82
+ Annual Premium*                                       $2,500.00
- Premium Expense Charge**                              $   87.50
- Monthly Deduction***                                  $  608.67
- Mortality & Expense Charge****                        $   82.87
+ Hypothetical Rate of Return*****                      $  (94.84)
                                                        ---------
=                                                       $   8,752   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 43.64
 2                   $ 43.65
 3                   $ 43.67
 4                   $ 43.68
 5                   $ 43.70
 6                   $ 43.72
 7                   $ 43.73
 8                   $ 43.75
 9                   $ 43.76
10                   $ 43.78
11                   $ 43.79
12                   $ 43.81

Total                $524.67

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
  1                 $ (8.22)
  2                 $ (8.16)
  3                 $ (8.10)
  4                 $ (8.05)
  5                 $ (7.99)
  6                 $ (7.93)
  7                 $ (7.87)
  8                 $ (7.82)
  9                 $ (7.76)
 10                 $ (7.70)
 11                 $ (7.65)
 12                 $ (7.59)

 Total              $(94.84)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $8,751.94
- Year 5 Surrender Charge     $2,084.00
                              ---------
=                             $   6,668  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker,
Face: $200,000, Premium: $2,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,581.72
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $8,349.00
+ Annual Premium*                                       $2,500.00
- Premium Expense Charge**                              $   87.50
- Monthly Deduction***                                  $  604.52
- Mortality & Expense Charge****                        $   93.92
+ Hypothetical Rate of Return*****                      $  518.67
                                                        ---------
=                                                       $   10,582 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              -------
 1                 $ 43.36
 2                 $ 43.36
 3                 $ 43.36
 4                 $ 43.37
 5                 $ 43.37
 6                 $ 43.38
 7                 $ 43.38
 8                 $ 43.38
 9                 $ 43.39
10                 $ 43.39
11                 $ 43.39
12                 $ 43.40

Total              $520.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----              --------
 1                 $ 43.56
 2                 $ 43.50
 3                 $ 43.44
 4                 $ 43.38
 5                 $ 43.32
 6                 $ 43.25
 7                 $ 43.19
 8                 $ 43.13
 9                 $ 43.07
10                 $ 43.01
11                 $ 42.95
12                 $ 42.89

Total              $518.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $10,581.72
- Year 5 Surrender Charge         $ 2,084.00
                                  ----------
=                                 $    8,498  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker,
Face: $200,000, Premium: $2,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,734.29
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $9,730.94
+ Annual Premium*                                       $2,500.00
- Premium Expense Charge**                              $   87.50
- Monthly Deduction***                                  $  599.75
- Mortality & Expense Charge****                        $  106.41
+ Hypothetical Rate of Return*****                      $1,297.01
                                                        ---------
=                                                       $  12,734  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              -------
 1                 $ 43.04
 2                 $ 43.03
 3                 $ 43.02
 4                 $ 43.01
 5                 $ 43.00
 6                 $ 42.99
 7                 $ 42.97
 8                 $ 42.96
 9                 $ 42.95
10                 $ 42.94
11                 $ 42.93
12                 $ 42.92

Total              $515.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ---------
  1                 $  105.76
  2                 $  106.17
  3                 $  106.58
  4                 $  107.00
  5                 $  107.42
  6                 $  107.85
  7                 $  108.28
  8                 $  108.71
  9                 $  109.15
 10                 $  109.59
 11                 $  110.03
 12                 $  110.48

 Total              $1,297.01

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $12,734.29
- Year 5 Surrender Charge        $ 2,084.00
                                 ----------
=                                $   10,650  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker,
Face: $200,000, Premium: $2,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,568.00
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $6,984.78
+ Annual Premium*                                       $2,500.00
- Premium Expense Charge**                              $   87.50
- Monthly Deduction***                                  $  654.78
- Mortality & Expense Charge****                        $   81.38
+ Hypothetical Rate of Return*****                      $  (93.13)
                                                        ---------
=                                                       $   8,568   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               -------
  1                 $ 47.47
  2                 $ 47.49
  3                 $ 47.50
  4                 $ 47.52
  5                 $ 47.54
  6                 $ 47.56
  7                 $ 47.57
  8                 $ 47.59
  9                 $ 47.61
 10                 $ 47.63
 11                 $ 47.64
 12                 $ 47.66

 Total              $570.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
  1                 $ (8.09)
  2                 $ (8.03)
  3                 $ (7.97)
  4                 $ (7.91)
  5                 $ (7.85)
  6                 $ (7.79)
  7                 $ (7.73)
  8                 $ (7.67)
  9                 $ (7.61)
 10                 $ (7.55)
 11                 $ (7.49)
 12                 $ (7.43)

 Total              $(93.13)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $8,568.00
- Year 5 Surrender Charge       $2,084.00
                                ---------
=                               $   6,484  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker,
Face: $200,000, Premium: $2,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,371.13
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $8,191.62
+ Annual Premium*                                       $2,500.00
- Premium Expense Charge**                              $8   7.50
- Monthly Deduction***                                  $  650.33
- Mortality & Expense Charge****                        $   92.29
+ Hypothetical Rate of Return*****                      $  509.63
                                                        ---------
=                                                       $  10,371  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----               -------
  1                 $  47.17
  2                 $  47.17
  3                 $  47.18
  4                 $  47.18
  5                 $  47.19
  6                 $  47.19
  7                 $  47.20
  8                 $  47.20
  9                 $  47.21
 10                 $  47.21
 11                 $  47.22
 12                 $  47.22

 Total              $ 566.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----              --------
 1                 $  42.90
 2                 $  42.82
 3                 $  42.74
 4                 $  42.67
 5                 $  42.59
 6                 $  42.51
 7                 $  42.43
 8                 $  42.35
 9                 $  42.27
10                 $  42.19
11                 $  42.11
12                 $  42.03

Total              $ 509.63

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $10,371.13
- Year 5 Surrender Charge         $ 2,084.00
                                  ----------
=                                 $    8,287  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker,
Face: $200,000, Premium: $2,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,493.50
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $9,555.71
+ Annual Premium*                                      $2,500.00
- Premium Expense Charge**                             $   87.50
- Monthly Deduction***                                 $  645.21
- Mortality & Expense Charge****                       $  104.61
+ Hypothetical Rate of Return*****                     $1,275.12
                                                       ---------
=                                                      $  12,494   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              -------
 1                 $ 46.83
 2                 $ 46.82
 3                 $ 46.81
 4                 $ 46.80
 5                 $ 46.78
 6                 $ 46.77
 7                 $ 46.76
 8                 $ 46.75
 9                 $ 46.74
10                 $ 46.73
11                 $ 46.72
12                 $ 46.71

Total              $561.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----              --------
 1                 $  104.19
 2                 $  104.56
 3                 $  104.93
 4                 $  105.30
 5                 $  105.67
 6                 $  106.05
 7                 $  106.43
 8                 $  106.82
 9                 $  107.20
10                 $  107.59
11                 $  107.99
12                 $  108.39

Total              $1,275.12

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $12,493.50
- Year 5 Surrender Charge                   $ 2,084.00
                                            ----------
=                                           $   10,410  (rounded to the nearest dollar)